Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
24.	COMMITMENTS AND CONTINGENCIES

(a) Capital commitments and contingencies

Refer to Note 21 (b) for details related to investments with KADI. As of the filing of this annual report, the Group is in negotiation with KADI for a reduced ownership of KADI or a rescission of the acquisition.

(b) Income taxes

As of December 31, 2021 and 2022, the Group recognized an accrual of $2,174 and $1,990, respectively, in unrecognized tax benefits and its interest (Note 17). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of statutes of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As of December 31, 2021 and 2022, the Group classified the accrual for unrecognized tax benefits as a non-current liability.

(c) Contingent liability in relation to disposal of a subsidiary

One of the nominee shareholders of Big Cloud Network denied his entrustment relationship with the Group and claimed his rights and interests proceeds of the disposal of Yuantel. Although there were agreements between the Group and the nominee shareholder, there was no direct evidence to show the entrustment relationship between both parties, which may not be supported by the existing PRC laws and regulation. As a result, the Group assessed that a probable loss could be incurred. The Group estimated a loss ranged from $3.2 million to $3.6 million based on the best estimate of the information available. Because of there was no amount within the range would be a better estimate than any other amount, the minimum amount of $3.2 million was recorded as a contingent liability as of December 31, 2020. Even though the minimum amount in the range is not necessarily the amount of loss that will be ultimately determined, it is not likely that the ultimate loss will be less than the minimum amount. The ultimate amount could result in a loss of up to $0.4 million in excess of the amount accrued.

During the year ended December 31, 2021, the nominee shareholder of Big Cloud Network signed an agreement with the Group, to transfer his equity share in Big Cloud Network to one of the Group’s subsidiaries. By transferring all the shareholder’s rights and obligations under the agreement, the nominee shareholder no longer has any rights in Big Cloud Network or rights and interests in the proceeds of disposal of Yuantel. As a result, the probable loss has been reversed and the contingent liability of $3.2 million has been reversed as of December 31, 2021.

(d) Contingency in business disposal during 2021

During the year ended December 31 2021, the Group(transferor) disposed one of its subsidiaries (the target company) to a 3rd party (transferee) (Note 4). The Group is currently not a party to any claims related to the disposal of this subsidiary. However, according to the disposal agreement, after the completion of this transfer, the Group may compensate the transferee for losses suffered in the event that:

a.	the transferee is liable for the debts of the target company, or

b.	the target company goes into liquidation or bankruptcy, and the transferee is required to assume the responsibility for repayment of any debt of the target company.

Also, if losses are caused to the transferee, due to any claims and liabilities that have occurred before the completion of the transfer, The Group shall compensate the transferee for any such losses.

While management believes that such matter is currently not likely to happen, there can be no assurance that matter arising in the course of business for which the Group is or could become involved.